UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 9, 2018 (October 1, 2018)

PARETEUM CORPORATION

(Exact name of registrant as specified in the Charter)

Delaware	001-35360	95-4557538
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1185 Avenue of the Americas, 37th Floor New York, NY 10036
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 984-1096

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events

Pareteum Corporation (the “Company”), is filing this amendment to its Current Report on Form 8-K/A filed as of October 11, 2018, which amended the Company’s Current Report on Form 8-K filed as of October 1, 2018, solely for the purpose of disclosing the financial statements referred to in Item 9.01 herein, relating to the acquisition by the Company of the entire issued and to be issued shares of Artilium plc, a public limited company registered in England and Wales (“Artilium”), in a cash and stock transaction (the “Acquisition”). Information regarding the Acquisition can be found in that Current Report on Form 8-K/A filed as of October 11, 2018.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of business acquired

The information required by this Item 9.01(a) is filed as Exhibit 99.1 hereto and incorporated into this Item 9.01 by reference.

(b)	Pro forma financial information

The information required by this Item 9.01(b) is filed as Exhibit 99.2 hereto and incorporated into this Item 9.01 by reference.

(d)	Exhibits:

Exhibit No.	Description

23.1	Consent of PKF Littlejohn
99.1	Artilium Group Limited (formerly Artilium plc) Annual Reports and Financial Statements for the Year Ended June 30, 2018
99.2	(i) Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2018; (ii) Unaudited Pro Forma Combined Statement of Operations for the Six Months Ended June 30, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PARETEUM CORPORATION

Date: November 9, 2018	By:	/s/ Edward O’Donnell
Name: Edward O’Donnell Title: Chief Financial Officer